门面租赁合同

甲方：重庆新威祥石材有限公司　　　　（以下简称甲方）

乙方：重庆九尾猫实业业有限公司　　　　（以下简称乙方）

根据《中华人民共和国合同法》及相关法律法规规定，甲乙双方在自愿、平等、互利的基础上，经过友好协商，就双方门面租赁相关事宜，达成如下协议，以资双方共同遵守：

一、租赁门面描述

1、甲方将其合法拥有的坐落于南岸区亚太路欧景国际8栋13-5房屋出租给乙方用于商业经营。该门面建筑面积共224.85平方米。

2、内附属设施：3个挂式空调、3个柜机空调

二、租赁期限

本合同租赁期为壹年，自2017年10月25日至2018年10月24日止。每年按租金的5%递增。

三、租金及保证金支付方式

租金为每月￥12000.00（大写：壹万贰仟元整）。租金按季支付给甲方，每次支付租金的时间为提前10天。保证金为￥12000.00（大写：壹万贰仟元正）。租赁期满，如乙方不再承租该门面，甲方应即时退还此保证金给乙方。如果乙方在租赁期间不再承租该门面，甲方不退还此保证金给乙方。

四、甲方的权利与义务

1、甲方应在2017年10月15日之前将上述门面钥匙交付乙方，与乙方一同查验水、电、气表的起度，并将出租给乙方前的水、电、气、物管等费用结清。

2、甲方必须保证出租给乙方的门面能够从事商业经营。不得将乙方租用的门面转租给任何第三人，不得在租赁期内涨房租。

3、甲方在租赁期间保证所出租门面权属清晰，无法律纠纷，且门面共有人均同意出租给乙方使用。

4、甲方应提供相关证件，协助配合乙方办理营业执照等。

5、租赁期满，乙方未续租的，甲方有权收回门面。乙方添置的用于经营的所有可以移动、拆除的设备设施归乙方所有。乙方应在租赁期未满提前一个月通知甲方，期满 5 日内搬离，甲方不得有异议。

6、甲方可以将该门面转让给其他第三人，但应提前三个月通知乙方，保证乙方的优先购买权。

7、甲方应及时将转让门面给第三人的过户时间告诉给乙方，以便乙方缴纳租金。

五、乙方的权利与义务

1、乙方不得利用该门面从事非法活动，不得在门面内存储违禁、易燃、易爆物品。

2、在租赁期内，因租赁门面所产生的水、电、气、卫生费、物业管理费等由乙方自行承担，乙方须及时结清相关费用。

3. 乙方自主经营，自负盈亏，独立承担法律及民事、经济责任。

4、乙方须按本合同约定按时支付租金。

5、在甲方转让门面后，乙方应及时将租金缴纳给该房的新业主。

六、续租

1、租赁期满，甲方如果不租给乙方，提前一个月通知乙方，乙方应如期交还。若甲方继续出租该门面，乙方在同等条件下有优先承租权。如乙方需续租，提前一个月通知甲方，双方可根据本合同约定，结合实际情况重新协商后，签订新的租赁合同。

2、在租赁期间，乙方投入较大的装修费用，在告知甲方前提下，乙方可以将门面转租与第三方。（改为：租赁期间乙方不租，在告知甲方的前提下乙方可转让给第三方，甲方退还保证金给乙方后，实际转让费甲乙双方各一半。

七、合同的变更和解除

1、乙方有下列情况之一的，甲方有权解除合同；

（1）未按约定期限交付租金，乙方应按日千分之四缴纳违约金，超过 1 个月的，甲方有权解除合同。

（2）从事非法经营及违法犯罪活动的。

2、甲方有下列情形之一的，乙方有权解除合同：

（1）乙方承租期间，如甲方因该门面或门面范围内的土地与第三方发生纠纷或甲方与第三人之间的纠纷涉及到该门面及门面范围内的土地，致使乙方无法正常营业超过 5 天的。

（2）甲方未经乙方书面同意，擅自将出租门面用于抵押或转让给第三方的。

（3）租赁门面主体结构存在缺陷，危及安全的。

3、在租赁期限内，有下列情况之一的，双方均可变更或解除合同：

（1）甲、乙双方协商一致，书面变更或解除本合同。

（2）因地震、台风、洪水、战争等不可抗力因素致使该门面及其附属设施损坏，致造成本合同在客观上不能继续履行的。

（3）在租赁期间，乙方承租的门面被征收、征用或被拆迁的。（增加：本合同自动终止，乙方应于拆迁公告颁布之日起50日内搬离。）

八、其他条款

1、在租赁期间，乙方所缴纳的水电费、房租等交于甲方的各种费用，甲方应给乙方出具相应的凭据

2、甲乙双方如有特殊情况需提前终止本合同，须提前一个月通知对方，待双方达成一致意见后方可终止本合同。

3、合同期内，因国家调整或增收租赁物业的税费，由乙方全额承担。

4、本合同在履行中如发生争议，双方应协商解决；协商不成时，任何一方均可向门面所在地人民法院起诉。

5、本合同未尽事宜，甲、乙双方可以采用签订补充协议的方式另行约定，补充协议是本合同不可分割的部分，与本合同具有同等法律效力。

6、本合同连补充条款及附件共 三 页，壹式贰份。甲乙双方各执壹份，均具有同等效力。

九、其他约定

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出租方（甲方）：重庆新威洋石材有限公司

委托代表（签字）：

电 话：15883647373

地址（住址）：

签约地点：

承租方（乙方）：重庆九尾猫实业有限公司

委托代表（签字）：王晓艺

电 话：17723118330

地 址：

签定日期：2017年10月15日